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                                                                    EXHIBIT 23.4



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated December 12, 1997 relating to the financial statements of Falcon Systems, Inc. included in Storage Dimensions, Inc.'s Registration Statement on Form S-4 (No. 333-47593) filed on March 9, 1998.


ARTHUR ANDERSEN LLP


Sacramento, California
June 8, 1998